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                            SCHEDULE 14A INFORMATION

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For more information, contact
Robyn Mabe, Chief Financial Officer
(540) 345-3195
John Lambert, Public Relations
(540) 989-5050


                     AUSTINS' DISSIDENTS CHANGE PLANS AGAIN
                         SHAREHOLDERS MEETING CANCELLED


     ROANOKE, VA. (SEPTEMBER 6, 2002)--The four dissident shareholders of Austins Steaks and Saloon, Inc. (OTC Bulletin Board: STAK), parent company of The WesterN SizzliN Corporation, have cancelled their request for a special shareholders meeting where a decision was to be made on the composition of the Board of Directors.

     Austins had announced yesterday that the Company had called the meeting for October 14 in Atlanta at the request of the dissidents. However, the dissidents revoked their request today.

     "The Company is attempting to comply with the requests of the dissidents," said Vic Foti, CEO/President of Austins, "but they now have changed their minds twice. We apologize for any confusion or inconvenience this latest change may have on our shareholders."

     Originally, the dissidents attempted to replace six members of the Board through what is called a "consent solicitation," in which shareholders are asked to act without a meeting. Then, they changed their strategy and requested a special shareholders meeting. Now, they have changed their minds again and have resorted to the "consent solicitation" method a second time.

     "The dissidents seem to be confused about how to go about the process, so shareholders may well have doubts about their claims that they can improve the performance of the Company," said Foti.

     Austins Board of Directors is opposing the attempt by the four dissident shareholders to remove six of the nine directors and elect new board members. "The four have been long time franchisees and were supportive of actions of the Board when they were Board members," said Foti. "They all have been a part of the reason we are where we are today. We urge shareholders not to sign any materials from the dissidents," said Foti.

                                     (more)




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AUSTINS' DISSIDENTS CHANGE PLANS AGAIN/ADD ONE:

     WesterN SizzliN is the oldest family-style steak house still in business, observing its 40th anniversary. "More than 100 of our restaurant locations re owned and operated by the original franchisee," Foti said. "We are a solid organization."

     Austins now has 203 franchised restaurants in 24 states under the names of WesterN SizzliN, WesterN SizzliN Wood Grill, Great American Steak & Buffet Company, and Austins Steakhouses.

This news release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including (i) statements with respect to the Company's expectations as to future financial and operating results, cost savings, and enhanced revenues, (ii) statements with respect to the Company's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets", "projects" and similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements are contained in the Company's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC's Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning this matter or other matters attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Additional Information:

This matter will be submitted to the Company's stockholders for their consideration. Stockholders are urged to read the definitive revocation proxy statement regarding this matter and any other relevant documents filed with the SEC because they contain (or will contain) important information. You will be able to obtain a free copy of the revocation proxy statement, as well as other filings containing information about the Company, at the SEC's Internet site (http://www.sec.gov). Copies of the definitive revocation proxy statement will also be available, without charge, once it has been first sent or mailed to the Company's stockholders by directing a request to the Company's Chief Financial Officer, Robyn Mabe.

The Company's directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with this matter. Information about the directors and executive officers of the Company and their ownership of the Company's common stock is set forth in the Company's preliminary revocation proxy statement on Schedule 14A, as filed with the SEC on September 4, 2002. Additional information regarding the interests of those participants may be obtained by reading the definitive revocation proxy statement when it becomes available.

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